UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12
PROGENICS PHARMACEUTICALS, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(2) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials PROGENICS PHARMACEUTICALS, INC. Meeting Type: Annual For holders as of: April 13, 2009 Date: June 8, 2009 Time: 10:00 a.m. Location: You are receiving this communication because you hold shares in the company named above. PROGENICS PHARMACEUTICALS, INC. *** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials The Landmark at Eastview Rockland Room 777 Old Saw Mill River Road Tarry town, NY 10591 For Meeting Directions Please Call: 914-789-280 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side). We encourage you to access and review all of the information contained in the proxy materials before voting. 777 OLD SAW MILL RIVER ROAD ATTN: BETTY MANOCCHI TARRYTOWN, NY 10591

How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT _____ ANNUAL REPORT/FORM 10-K WRAP
How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
To facilitate timely delivery, please make the request as instructed above on or before May 26, 2009.
How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. You may transmit your voting instructions up M14766-P71727 until 11:59 P.M. Eastern Time the day before the meeting date. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends a vote FOR Proposals 1 through 5.
1. ELECTION OF DIRECTORS:
Nominees: 01) Kurt W. Briner 05) Stephen P. Goff 02) Charles A. Baker 06) Paul J. Maddon 03) Peter J. Crowley 07) David A. Scheinberg 04) Mark F. Dalton 08) Nicole S. Williams
2. The approval of amendments to the Company’s 1998 Employee Stock Purchase Plan and the 1998 Non-Qualified Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance thereunder to 3,400,000 and 1,100,000, respectively, and to make certain other changes to the terms of the Plans.
3. The approval of an amendment to the Company’s 2005 Stock Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder to 5,450,000, and to make certain other changes to the terms of the Plan.
4. The ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2009.
5. The authority to vote in their discretion on such other business as may properly come before the meeting.

M14768-P71727